SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2010

ETHOS ENVIRONMENTAL, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
6800 Gateway Park Drive San Diego, CA 92154
(Address of principal executive offices)
619.575.6800
(Registrant’s Telephone Number)

______________________________________________________________________

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 22, 2010, Ethos Environmental, Inc. (the “Company”) received the resignation of Corey P. Schlossman as a member of the Company’s Board of Directors, such resignation was effective immediately. There were no disagreements between Mr. Schlossman and our Board of Directors regarding any business practices or procedures.

On November 22, 2010, the Company appointed Bruce Tackman as its Chief Executive Officer, Chief Financial Officer, President, Treasurer, and Secretary to serve until the next annual meeting of the shareholders, and until his successor is duly appointed. On December 31, 2010, Mr. Tackman resigned from the Board of Directors of the Company and as the CEO, President, CFO, Treasurer and Secretary of the Company in connection with the closing of the merger of Regeneca International, Inc. into EEI Acquisition Corp., a subsidiary of the Company.

The biography for Mr. Tackman is set forth below:

Bruce A. Tackman -President & Chairman of the Board (Retired), Kavlico Corporation, Automotive, Industrial, and Aerospace products, Moorpark, California,   1985 – 2004.  Mr. Tackman received a B.S. degree in finance from La Verne University, and studied international finance at the University of Southern California.  He joined Kavlico Corporation in 1985 as CFO, becoming V.P. of Finance in 1990 for worldwide operations.  He was appointed President & CEO in 2000 after successfully divesting the Company to CMAC, an international electronic and telecommunication firm.  Mr. Tackman retired from Kavlico Corporation in 2004.He was a member of the Presidents Supplier council for Cummins Engine, and responsible for the development of international automotive sales in Europe, South America, and Asia, supplying electronic sensors to the majority of automotive OEM’s throughout the world.  Kavlico was the largest manufacturer of positions sensors used on every aircraft in the world. He serves on the Board for two Southern California colleges and was a Director for Los Robles Regional Medical Center for seven years. Mr. Tackman was first appointed as a director of the Company in September 2008.  In light of Mr. Tackman’s extensive experience described above, the Registrant's Board of Directors concluded that it was in the Company's best-interest for him to serve as an officer and director.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 8, 2011

ETHOS ENVIRONMENTAL, INC.

/s/ Matthew Nicosia

By: Matthew Nicosia

Its: President and CEO